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                                                                    EXHIBIT 10.2

                           FIRST AMENDMENT TO WARRANT



                  THIS FIRST AMENDMENT TO WARRANT ("Amendment") is deemed to have been made and entered into on and as of December __, 1998, by and between ADRENALIN INTERACTIVE, INC., a Delaware corporation formerly known as Wanderlust Interactive, Inc. (the "Company"), and ___________________________ (the
"Holder").


                                    RECITALS

                  A. The Company is the issuer and the Holder is the current record and beneficial owner of a Warrant (No. _____) to purchase up to an aggregate of ______ shares of the Company's Common Stock at an exercise price of $____ per share exercisable at any time until 5:00 p.m., Pacific Standard Time, on December 31, 2004 (the "Warrant").

                  B. The Company and the Holder have agreed to amend certain of the provisions of the Warrant on the terms and conditions hereinafter set forth.


                              TERMS AND CONDITIONS

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Reduction of Exercise Price. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees that the Exercise Price (as defined in the Warrant) shall be reduced to $0.05 per share of Common Stock covered thereby from and after the date of this Amendment.

                  2. Amendment of Expiration Date. In consideration of the reduction in the Exercise Price set forth in Section 1 hereof, the Holder hereby agrees that the Expiration Date (as defined in the Warrant) shall be amended such that the Warrant, as herein amended, may not be exercised after 5:00 p.m., Pacific Standard Time, on December 31, 2000.

                  3. No Other Amendments. Except as amended hereby, the terms and provisions of the Warrant shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

         "Company"                                    "Holder"

ADRENALIN INTERACTIVE, INC.


By: _____________________________         ______________________________________
    Jay Smith, III, President and
    Chief Executive Officer